EXHIBIT 10.138.7


                                  CHANGE ORDER
                                     TO THE
                          AMENDED AND RESTATED CONTRACT
                                     FOR THE
                    ENGINEERING, PROCUREMENT AND CONSTRUCTION
                                     OF THE
                     UPPER BHOTE KOSHI HYDROELECTRIC PROJECT


CHANGE ORDER NO. 007

RECITALS:

Whereas, in accordance with Article 6, the Contractor and Owner mutually agree to amend certain terms in the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project, dated December 19, 1996 including Change Orders 1,2, 3,4,5,and 6 (the "Contract"), including, the Critical Dates, the Construction Schedule, and the Milestone Payment Schedule, and have mutually agreed to this Change Order No. 007.

Whereas, the Contractor failed to achieve, in a timely manner, certain milestone Critical Dates as amended and restated in Change Order No. 005 of the Contract, the Contractor has proposed a recovery plan to assure the earliest possible achievement of project completion.

Now therefore, the Parties agree to the following:

A. SPECIAL CONSIDERATIONS

1. The Parties agree to amend and replace the Milestone Payment Schedule attached as Exhibit E-2 to the Contract as amended in Change Order No. 003 and Change Order No. 005, with the Milestone Payment Schedule attached as Exhibit 7.2 to this Change Order No. 007.

2. The Parties acknowledge that Bonus for Early Delivery and Schedule Liquidated Damages shall remain in full force.

3. This Change Order No. 007 shall constitute the entire agreement between Owner and Contractor relating to the subject matter hereof and shall operate as an amendment to the Contract. This Change Order No. 007 shall supercede Change Order No. 005 A (2) and (3). All other terms and conditions of the /Contract are hereby ratified and confirmed and shall remain in full force and effect.

B. SCHEDULE ADJUSTMENT

1. The Parties agree to amend the Construction Schedule attached as Exhibit A to the Contract as previously amended in Change Order No. 003 and Change Order No. 005, with the amendments to the Construction Schedule, entitled Recovery Schedule, attached as Exhibit 7.1 to this Change Order No. 007.

2. The Parties agree not to amend and restate the Critical Dates as defined in Article 5.2.3, Change Order No. 001, Change Order No. 002, Change Order No. 003, and Change Order No. 005. The Critical Dates shall remain as follows:


       Milestone                    Critical Date

Start Mobilization                   06/01/97
Health, Safety and Environmental     07/05/97
   Plan Complete
Turbine, Generator, Inlet Valve      08/31/97
   and Governor Ordered
Transformer and Powerhouse Crane     11/15/97
   Ordered
River Closure                        03/20/98
Cutoff Wall Under Spillway Complete  12/15/97
Powerhouse Excavation Complete       02/28/98
Draft Tubes Delivered to the Site    03/01/98
Surge Shaft Complete                 09/15/98
Headrace Tunnel Excavation 50%       09/30/98
   Complete
Dam, Spillway and Right Side Wall
   of Descending Basing Foundations  06/15/98
   Concrete Complete
Powerhouse Roof Complete             04/30/99
All Transmission Tower Erected       05/30/99
All Major Equipment on Site          06/01/99
Headrace Tunnel Complete             09/20/99
Operators Village Complete           07/01/99
Transmission Line Complete           08/31/99
Penstock Complete                    10/31/99
Stage 2 Headworks Concrete Complete  09/20/99
Unit Delivery Date of First Unit     11/15/99
Unit Delivery Date of Second Unit    12/31/99


C. COST ADJUSTMENT

NONE


Agreed this ___________ day of September 1998 by and between:

OWNER:                        CONTRACTOR:
Bhote Koshi Power Company     China Gezhouba Construction
Private Limited               Group Corporation for Water
                              Resources and Hydropower


By:______________________     By:_________________________
     Ted C. Hollon               Wang Heming
     Senior Vice President       Project Manager

                 MILESTONE PAYMENT SCHEDULE


Milestone No.    Milestone Description        Percent of      Amount in
                                                 Contract        US$
                                                 Portion

   1             Mobilization payment upon     10.00%          4,634,000
                 receipt of Notice to Proceed

   2             Health, safety and             0.39%
                 Environmental Plan submitted
                 and approved by Owner; Owner's
                 temporary office and residence
                 complete, mobilization complete
                 and in compliance with Health,
                 Safety and Environmental Plan
                 and environmental laws                         180,726

   3             Project engineering design      1.67%
                 and desanding basin physical model
                 and testing complete;Project
                 design report, including design
                 drawings, and report on
                 desanding basin physical model
                 testing delivered to Owner                     773,878

   4             River crossing No. 1 complete   0.15%           69,510

   5             River crossing No. 2 complete   0.91%          421,694

   6             Construction roads for access   1.99%
                 along the left bank at the
                 headworks, adit A, adit B,
                 penstock and and surge shaft
                 complete                                       922,166

   7             Construction roads for          0.78%
                 switchyard and powerhouse
                 construction area complete                     361,452

   8             Left bank high slope protection 1.40%
                 above elevation 435 m.
                 complete; Cutoff wall under
                 spillway section complete                      648,760

   9             Diversion tunnel and diversion  2.44%
                 channel complete (not including
                 the roof of box culvert and
                 gate slot)                                   1,130,696

  10             Upper and lower cofferdams      2.50%
                 complete; Cutoff wall under
                 right bank slope section; complete           1,158,500




  11             Desanding basin intake and      3.12%
                 riverside wall foundation
                 excavation and spillway
                 weir body foundation
                 excavation completed;
                 Spillway weir body and
                 desanding basin riverside
                 wall foundation concrete
                 (1m) placement completed;
                 Stage 1 cofferdam removed                    1,445,808

  12             Gravity dam block 1 through 3   1.56%
                 foundation excavation
                 complete and foundation
                 concrete (2m) placement                        722,904

  13             By-pass conduit and desanding   7.50%
                 basin intake trench concrete
                 placed to EL.1420m; Riverside
                 wall body concrete block A and B
                 placed to EL.1417m, block C
                 placed to EL.1415m; Spillway
                 weir body concrete placed to
                 EL.1420m; Flood protection for
                 construction of spillway and
                 desanding basin completed.                   3,475,500

  14             Cut-off wall under right        0.77%
                 abutment slope section
                 completed (excluding Aniko
                 highway section and connect
                 section)                                       356,818

  15             Headrace tunnel intake          5.00%
                 excavation completed; Desending
                 basin intake, by-pass conduit
                 intake and riverside wall (except
                 end wall) concrete placed to
                 EL.1435m; Spillway piers concrete
                 placed to EL.1435m                           2,317,000

  16             Headworks gates installation    2.33%
                 cut-off wall (including Aniko
                 highway section and connect
                 section) completed.; Rubble
                 masonry for protection and
                 backfill completed; Desanding
                 basin concrete complete                      1,079,722

  17             Gravity Dam body concrete       2.80%
                 placed to EL.1435m; Spillway
                 weir surface concrete complete               1,297,520

  18             Adit A and B excavation and     0.68%
                 rock support complete,
                 headrace tunnel excavation
                 and support from surge shaft
                 to downstream outlet complete                  315,112

  19             600 m headrace tunnel           1.76%
                 excavation completed                           815,584

  20             Milestone 19 plus 700m          2.03%
                 headrace tunnel excavation
                 complete                                       940,702

  21             Milestone 20 plus 700m          2.03%
                 headrace tunnel excavation
                 completed.                                     940,702

  22             Milestone 21 plus 700m          2.03%
                 headrace tunnel excavation
                 completed                                      940,702

  23             Headrace tunnel excavation      2.03%
                 complete                                       940,702

  24             705m of headrace tunnel         1.72%
                 rock support and lining (side
                 wall and arch where necessary)
                 complete                                       797,048

  25             Milestone 24 plus 1000m         2.30%
                 headrace tunnel rock support
                 and lining (side wall and
                 arch where necessary) complete               1,065,820

  26             Headrace tunnel rock support    3.62%
                 and lining complete                          1,677,508

  27             Grouting and drain holes        0.78%
                 complete in headrace tunnel,
                 and adit A and adit B plugged
                 complete                                       361,452

  28             Surge shaft and vent tunnel     0.57%
                 excavation, rock support and
                 concrete complete                              264,138

  29             Orders placed for Major         3.61%
                 Equipment (not including the
                 additional transformer);
                 Order placed for steel and
                 hardware for penstock and
                 spillway gates                               1,672,874

  30             Penstock steel and hardware     1.88%
                 delivered to the site; and
                 Contractor penstock construction
                 operation ready to proceed                     871,192

  31             Penstock tunnel section,        0.31%
                 including steel liner,
                 concrete encasement and
                 grouting, complete                             143,654

  32             Exposed section of penstock     1.57%
                 complete, including provisions
                 for draiage, restoration of
                 public roadway, and completion
                 of penstock and tunnel leakage
                 test                                           727,538

  33             Powerhouse cofferdam in place   0.91%
                 and tailrace excavation complete               421,694

  34             Powerhouse excavation           0.88%
                 complete for drainage sump
                 construction                                   407,792

  35             Powerhouse foundation concrete  0.85%
                 (below El.1279m) complete                      393,890


  36             Powerhouse Stage 1 concrete     1.50%
                 placed to El.1292m; Powerhouse
                 cofferdam removal; Powerhouse
                 back slope (excluding switchyard)
                 protection complete; Tailrace
                 concrete placement and tailrace
                 stoplog gate installation
                 complete; Yard backfilled to
                 El.1287m                                       695,100

  37             Powerhouse state 1 concrete     0.72%
                 placed to El.1330m; State 2
                 concrete of erection bay placed
                 to El.1292m                                    333,648

  38             Owners office and residence     2.50%
                 (operators village) complete                 1,158,500

  39             Maintenance faiclity building   1.22%
                 complete and accepted by Owner                 565,348

  40             Transmission towers delivered   0.83%
                 to the Facility Site                           384,622

  41             Survey and subsurface testing   1.00%
                 of all tower locations,
                 foundations for each tower
                 complete                                       463,400

  42             All towers erected and          0.99%
                 hardware and conductors
                 installed, inspected and tested,
                 complete                                       458,766

  43             Delivery of First Unit and      6.89%
                 auxiliary equipment to the
                 Facility Site                                3,192,826

  44             Delivery of Second Unit to      2.04%
                 the Facility Site                              945,336

  45             Powerhouse state 2 concrete,    1.64%
                 roof structure, inner brick
                 work complete; Powerhouse
                 bridge crane and draft tube
                 gate hoisting equipment
                 installation complete                          759,976

  46             Achievement of First Unit       0.91%
                 Delivery Date, in accordance
                 with the requirements of the
                 Contract                                       421,694

  47             Installation of all electrical  2.15%
                 and mechanical auxiliary and
                 miscellaneous equipment and
                 systems, including all
                 switchyard equipment, complete                 996,310

  48             Achievement of Second Unit      0.91%
                 Delivery Date, in accordance
                 with the requirements of the
                 Contract                                       421,694

  49             Final Acceptance in accordance  1.83%
                 with requirements of the
                 Contract                                       848,022

                 TOTALS                          100.00%     46,340,000